SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 31, 2012

DYNASTAR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-144596	32-0309317
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1311 Herr Lane, Louisville, KY 40222
(Address of principal executive offices)

502.326.8100

(Registrant’s telephone number, including area code)

(Former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers

(d)   On May 31, 2012, Robert Mohr resigned as our Chief Financial Officer, Treasurer and Secretary as well as from any and all positions he held with the Company’s subsidiaries. Mr. Mohr’s resignation did not arise from any disagreement with us.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynastar Holdings, Inc.

Date: June 4, 2012	By:	/s/ John Henderson IV
	Name: Title:	John Henderson IV Chief Executive Officer